                                                                     EXHIBIT 1.1


                      American Eagle Tankers Inc. Limited

                                   6,750,000
                              Common Shares /a//
                                            ---
                               ($1.00 par value)

                          U.S. Underwriting Agreement

                                                              New York, New York
                                                                 June [28], 2001

Salomon Smith Barney Inc.
ABN AMRO Rothschild LLC
Morgan Stanley & Co. Incorporated
 As U.S. Representatives of the several
 U.S. Underwriters,

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

          American Eagle Tankers Inc. Limited, a company organized under the laws of Bermuda (the "Company"), proposes to sell to the several U.S.
                      -------
Underwriters, for whom the U.S. Representatives are acting as representatives, 4,725,000 common shares, $1.00 par value per share ("Common Shares"), of the
                                                     -------------
Company (said shares to be issued and sold by the Company being hereinafter called the "U.S. Underwritten Securities"). The Company also proposes to grant
            ----------------------------
to the U.S. Underwriters an option to purchase up to 708,750 additional Common Shares to cover over-allotments (the "U.S. Option Securities" and, together with
                                      ----------------------
the U.S. Underwritten Securities, the "U.S. Securities").
                                       ---------------

          It is understood that the Company is concurrently entering into the International Underwriting Agreement providing for the sale by the Company of an aggregate of 2,025,000 Common Shares directly or in the form of Singapore Depositary Receipts (the "SDRs") (said shares to be issued and sold by the
                          ----
Company pursuant to the International Underwriting Agreement being hereinafter called the "International Underwritten Securities") and providing for the grant
            -------------------------------------
to the International Underwriters of an option to purchase from the Company up to 303,750 additional Common Shares (the "International Option Securities"
                                          -------------------------------

----------------------
    /a/ Plus an option to purchase from the Company up to 6,750,000 additional Common Shares to cover over-allotments.

and, together with the International Underwritten Securities, the "International
                                                                   -------------
Securities").
----------

          The International Representatives have advised the Company that the International Underwriters may elect to cause the Company to deposit on their behalf with Citibank N.A. (as SDR Custodian) all or any portion of the Common Shares to be purchased by them under the International Underwriting Agreement for the purposes of an issuance of SDRs pursuant to the Deposit Agreement, dated as of June ., 2001 (the "Deposit Agreement"), to be entered into among the
                         -----------------
Company, Citibank Nominees (Singapore) Pte Ltd, as depositary bank (the "Depositary Bank"), The Central Depository (Pte) (Singapore) Limited, and all
 ---------------
holders from time to time of the SDRs. Upon deposit of any Common Shares, the Depositary Bank will issue SDRs representing the Common Shares so deposited.
The SDRs will be evidenced by a global Singapore Depositary Receipt (the "Global
                                                                          ------
SDR").  Each SDR will represent one-tenth of a Common Share and the Global SDR
---
may represent any number of SDRs. Unless the context otherwise requires, the terms "Underwritten Securities", "Option Securities", "International
       -----------------------    -----------------    -------------
Underwritten Securities", "International Option Securities", "International
-----------------------    -------------------------------    -------------
Securities" and "Securities" shall be deemed to refer to such securities in the
----------       ----------
form of Common Shares, as well as, in each case, to any SDRs representing such securities and the Global SDR evidencing such SDRs.

          It is further understood and agreed that the U.S. Underwriters and International Underwriters have entered into an Agreement Between U.S. Underwriters and International Underwriters dated the date hereof (the "Agreement Between U.S. Underwriters and International Underwriters"), pursuant
-------------------------------------------------------------------
to which, among other things, the International Underwriters may purchase from the U.S. Underwriters a portion of the U.S. Securities to be sold pursuant to this U.S. Underwriting Agreement and the U.S. Underwriters may purchase from the International Underwriters a portion of the International Securities to be sold pursuant to the International Underwriting Agreement.

          As part of the offering contemplated by the International Underwriting Agreement, The Development Bank of Singapore Ltd. (the "Singapore Manager") has
                                                        -----------------
agreed to reserve out of the International Securities set forth opposite its name on Schedule I thereto, up to 337,500 Common Shares in the form of SDRs, for sale to certain eligible shareholders ("Eligible NOL Shareholders") of Neptune
                                        -------------------------
Orient Lines Limited ("NOL"), as set forth in the PO Prospectus (the
                       ---
"Preferential Offering").  It is understood that the Company has requested the
----------------------
Singapore Manager to manage and underwrite, and the Singapore Manager has agreed to manage and underwrite, the Preferential Offering on its behalf upon the terms and subject to the conditions set out in Schedule II to the International Underwriting Agreement. It is also understood that the Company has requested The Development Bank of Singapore Ltd. (the "Singapore Sponsor") to sponsor the
                                             -----------------
listing of the SDR on the SGX-ST, upon the terms and subject to the conditions set out in Schedule II to the International Underwriting Agreement.

          To the extent there are no additional U.S. Underwriters listed on
Schedule I other than you, the term U.S. Representatives as used in this U.S. Underwriting Agreement shall mean you, as U.S. Underwriters, and the terms U.S. Representatives and U.S. Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this U.S. Underwriting Agreement shall include the feminine and masculine wherever appropriate. Certain terms used in this U.S. Underwriting Agreement are defined in

Section 19 hereof.

          1.  Representations and Warranties.
              -------------------------------

          The Company represents and warrants to each U.S. Underwriter as set forth below in this Section 1.

          (a) The Company has prepared and filed with the Commission a registration statement (file number 333-62326) on Form F-1, including the related preliminary prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectuses. As filed, such amendment and form of final prospectuses, or such final prospectuses, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the U.S. Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectuses) as the Company has advised you, prior to the Execution Time, will be included or made therein.

          It is understood that four forms of prospectuses are to be used in connection with the offering and sale of the Securities: (a) one form of prospectus relating to the U.S. Securities, which are to be offered and sold to United States and Canadian Persons, (b) one form of prospectus relating to the International Securities, which are to be offered and sold to persons other than United States and Canadian Persons, (c) one form of prospectus for circulation to potential investors in Singapore, and (d) one form of prospectus for circulation to Eligible NOL Shareholders in Singapore in connection with the Preferential Offering.

          The U.S. Prospectus and the International Prospectus are identical except for the outside front cover page, the discussion under the heading "Underwriting", the outside back cover page and the additional sections entitled "Risks Relating to the Global Offering--The Singapore securities market is relatively small and volatile compared to the U.S. and other European markets, which may cause greater fluctuation in the market price of our SDRs", "Risks Relating to the Global Offering--Your voting rights with respect to the SDRs are limited by the terms of the deposit agreement for the SDRs", "Description of Singapore Depositary Securities", "Taxation- -Singapore Tax Considerations", "Annex B: Terms and Conditions for

     Operations of Securities Account with The Central Depository (Pte) Limited", "Annex C: Terms and Conditions for The Central Depository (Pte) Limited to act as Depository for Singapore Depositary Receipts", "Annex D:
     Registration, Dealing and Settlement Procedures for Secondary Trading of Singapore Depositary Securities" and "Annex E: The Securities Market of Singapore". The Singapore Prospectus and PO Prospectus will be the same as the International Prospectus except that each of them will have a special wrap around the International Prospectus with information required by Singapore law and the applicable rules and regulations of the Singapore Exchange.

          (b) On the Effective Date, the Registration Statement did or will, and when the Prospectuses are first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined in this U.S. Underwriting Agreement) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), each Prospectus
                                           ---------------
     (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, each Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, each Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties
     --------  -------
     as to the information contained in or omitted from the Registration Statement or the Prospectuses (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectuses (or any supplement thereto).

          (c) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is incorporated with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectuses, and is duly qualified to do business as a foreign corporation and is in good standing, as applicable, under the laws of each jurisdiction which requires such qualification, except for such qualifications the failure to obtain which would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect").
     ------------------------

          (d) All the outstanding shares of capital stock of each subsidiary held by the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectuses, all outstanding shares of capital stock of the subsidiaries held by the Company are owned either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

          (e) The Company's authorized, issued and outstanding equity capitalization is as set forth in the Prospectuses; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectuses; the outstanding Common Shares have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold under the Underwriting Agreements by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the U.S. Underwriters pursuant to this U.S. Underwriting Agreement and by the International Underwriters pursuant to the International Underwriting Agreement, will be fully paid and nonassessable; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to any preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectuses, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

          (f) The Securities are freely transferable by the Company to or for the account of the several Underwriters and their designees and the initial purchasers thereof and, except as set forth in the Prospectuses, there are no restrictions on subsequent transfers of the Securities under the laws of Bermuda or of the United States.

          (g) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectuses, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectuses under the headings "Management--Share Option Plan", "Relationship with NOL and Certain Transactions", "Taxation" and "Service of Process and Enforcement of Liabilities", insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

          (h) Each of this Agreement and the Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms.

          (i) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectuses, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

          (j) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Deposit Agreement, except such as have been obtained under the Act, the Exchange Control Act of 1972 of Bermuda and the Companies Act,

     Chapter 50 of Singapore and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectuses.

          (k) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of the Deposit Agreement will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the Memorandum of Association or bye-laws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except, with respect to clause (ii), to the extent such conflict, breach or violation or imposition of any lien, charge or encumbrance would not have a Material Adverse Effect.

          (l) No holder of securities of the Company has rights to the registration of such securities under the Registration Statement.

          (m) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Prospectuses and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial and Other Data" in the Prospectuses and Registration Statement fairly present, on the basis stated in the Prospectuses and the Registration Statement, the information included therein.

          (n) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto).

          (o) Except as disclosed in the Prospectuses, the Company and its subsidiaries have good and marketable title to all vessels and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectuses, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

          (p) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its Memorandum of Association or bye-laws, (ii) any provision of the United States Foreign Corrupt Practice Act of 1977, (iii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iv) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except, with respect to clause (iii) to the extent such violation or default would not have a Material Adverse Effect.

          (q) PricewaterhouseCoopers, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Prospectuses, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

          (r) Except as described in the Prospectuses, no stamp or other issuance or transfer taxes or duties are payable by or on behalf of the Underwriters in connection with (i) the execution and delivery of the Underwriting Agreements, (ii) the issuance of the Securities in the manner contemplated in the Underwriting Agreements, (iii) the sale and delivery by the Company of the Common Shares or the SDRs, as the case may be, as contemplated in the Underwriting Agreements or (iv) the resale and delivery of such Common Shares and SDRs by the Underwriters in the manner contemplated in the Prospectuses (it being understood that the Company makes no representation as to the effect of any U.S. income tax laws on the income tax position of the Underwriters in relation to the transactions contemplated in this paragraph).

          (s) Except as described in the Prospectuses, under current Bermuda laws and regulations, all dividends and other distributions declared and payable on the Common Shares may be paid by the Company to the holders of Common Shares and to the Depositary Bank, as the case may be, in U.S. dollars and all such dividends and other distributions made to holders of the Common Shares or SDRs who are non-residents of Bermuda will not be subject to Bermuda income, withholding or other taxes under the laws and regulations of Bermuda and are otherwise free and clear of any other tax, duty, withholding or deduction in Bermuda and without the necessity of obtaining any government authorization in Bermuda.

          (t) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect.

          (u) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers (including, but not limited to, the Company's technical ship managers as suppliers of officers and crew to its vessels), contractors or customers, that could have a Material Adverse Effect, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto).

          (v) The Company and each of its subsidiaries carry insurance by insurers of recognized financial responsibility covering their respective vessels, properties, operations, personnel and businesses, in such amounts and covering such risks as are prudent and customary in the businesses in which they are engaged. They also maintain environmental damage and pollution insurance coverage, consistent with standard industry practice. All policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective vessels, businesses, assets, employees, officers and directors are in full force and effect; none of the Company or any of its subsidiaries has received written notice from any insurer or agent of such insurer that any material capital improvements or other material expenditures are required or necessary to be made in order to continue such insurance; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, which claims, if not paid, would have a Material Adverse Effect; neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto).

          (w) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectuses.

          (x) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto).

          (y) No Underwriter will be deemed resident, domiciled, carrying on business or subject to taxation in Bermuda solely by reason of the execution, delivery, consummation or enforcement of this U.S. Underwriting Agreement or any other document to be furnished hereunder and no holder of the Securities will be deemed to be resident or domiciled in Bermuda solely by reason of holding such Securities.

          (z) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) usage of assets in the Company's operations is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (aa) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (bb) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, international, United States federal, state and local laws, regulations, treaties, statutes and codes relating to the protection of human health and safety, marine safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, petroleum and petroleum products and constituents, including without limitation, any and all applicable operational, maintenance, inspection, training, structural and financial assurance requirements relating to the operations of the Company and its subsidiaries ("Environmental Laws"), (ii)
                                                      ------------------
     have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants ("Hazardous Materials") and (iv) have not, by act or omission,
                    -------------------
     caused or permitted Hazardous Materials to escape into the environment, except in each case where such non-compliance with Environmental Laws, failure to receive or non-compliance with required permits, licenses or other approvals, liability or escape would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto). Neither the Company nor any of the subsidiaries has been named as a "potentially responsible party" or "responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or the Oil Pollution Act of 1990, as amended, respectively, or analogous state or foreign law.

          (cc) In the ordinary course of its business, the Company periodically has reviewed the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it has identified and evaluated associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities, whether actual or contingent, would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto).

          (dd) Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA")
                                                                         -----
     and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate and each such plan is in compliance with the presently applicable provisions of ERISA and such regulations and published interpretations, except in each case where such non-compliance would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA, except in each case as would not, individually or in the aggregate, have a Material Adverse Effect.

          (ee) The subsidiaries listed on Exhibit B attached hereto are the only significant subsidiaries of the Company as defined by Rule 1-02 of Regulation S-X (the "Subsidiaries"); other than the Subsidiaries, the
                          ------------
     Company does not have any other subsidiary that would, singly or in the aggregate, constitute a significant subsidiary as defined by Rule 1-02 of Regulation S-X.

          (ff) The statistical and industry-related data included in the Prospectuses are based on or derived from sources which the Company believes to be reliable and accurate in all material respects.

          (gg) The Company does not believe that it is a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1296 of the
                          ----
     United States Internal Revenue Code of 1986, as amended, and does not expect to become a PFIC in the future.

          (hh) Neither the Company nor any of its subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of Bermuda or Singapore.

          (ii) Upon issuance by the Depositary Bank of SDRs evidenced by the Global SDR against deposit of the underlying Common Shares in accordance with the provisions of the Deposit Agreement, such SDRs will be duly and validly issued and the persons who are reflected in the Global SDR as the holders of the SDRs will be entitled to the rights specified in the Global SDR and in the Deposit Agreement; and upon the sale and delivery to the International Underwriters of the International Securities, and payment therefor pursuant to the International Underwriting Agreement, the International Underwriters will acquire good, marketable and valid title to such International Securities subject to the terms of the Deposit Agreement, free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind. Except as disclosed in the International Prospectus, there are no limitations on the rights of any holder of the SDRs to hold or vote the underlying Common Shares other than those arising in favor of persons purchasing through the International Underwriters.

          (jj) In connection with the offer and sale to potential investors in Singapore and the Preferential Offering, the Singapore Prospectus and the PO Prospectus, respectively, constitute a full and true disclosure of all material facts or information with regard to the Company and its subsidiaries, and include all facts or information required by the Companies Act, Chapter 50 of Singapore (save for the exemptions obtained), and (i) such facts or information are true and accurate in all respects and are not false or misleading, (ii) there are no other facts or circumstances which might be material for disclosure or the omission of which would make any such information misleading, (iii) all enquiries have been made to verify the accuracy of such information and (iv) the opinions, expectations and intentions expressed therein are fairly, reasonably and honestly held and have been made after due and careful consideration and based on relevant considerations and facts known or ought to have been known to the Company as at the date of such disclosure and as at the date hereof.

          (kk) The Singapore Prospectus and the PO Prospectus comply, and any further amendments or supplements thereto will comply, with applicable laws or regulations of Singapore (save for the exemptions obtained), and no authorization, approval, consent, license, order, registration or qualification of or with any government, government instrumentality or court, other than such as have been obtained or will be obtained, is necessary under the securities laws and regulations of Singapore in connection with the offer and sale to potential investors in Singapore and the Preferential Offering, respectively.

          (ll) The Company is a "foreign issuer" (as defined in Regulation S under the Act), and neither the Company nor any of its affiliates, nor any person acting on its or their behalf has engaged in any directed selling efforts (as defined in Regulation S) in the United States with respect to the SDRs (it being understood that the Company makes no representation as to any action by the Underwriters).

          (mm)  The Company reasonably believes that there is no substantial
     U.S.

     market interest (as defined in Regulation S) in its SDRs.

          The certificate signed by the duly authorized officer(s) of the Company and delivered to the Representatives or counsel for the Underwriters pursuant to Section 6(i) hereof shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each U.S. Underwriter.

          2.  Purchase and Sale.  (a)  Subject to the terms and conditions and
              ------------------
in reliance upon the representations and warranties in this U.S. Underwriting Agreement set forth, the Company agrees to sell to each U.S. Underwriter, and each U.S. Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_______ per share, the amount of the U.S. Underwritten Securities set forth opposite such U.S. Underwriter's name in
Schedule I to this U.S. Underwriting Agreement.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties set forth in this U.S. Underwriting Agreement, the Company hereby grants an option to the several U.S. Underwriters to purchase, severally and not jointly, up to 708,750 U.S. Option Securities at the same purchase price per share as the U.S. Underwriters shall pay for the U.S. Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the U.S. Underwritten Securities by the U.S. Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the U.S. Prospectus upon written or telegraphic notice by the U.S. Representatives to the Company setting forth the number of shares of the U.S. Option Securities as to which the several U.S. Underwriters are exercising the option and the settlement date. The number of U.S. Option Securities to be purchased by each U.S. Underwriter shall be the same percentage of the total number of shares of the U.S. Option Securities to be purchased by the several U.S. Underwriters as such U.S. Underwriter is purchasing of the U.S. Underwritten Securities, subject to such adjustments as the U.S. Representatives in their absolute discretion shall make to eliminate any fractional shares.

          3.  Delivery and Payment.  Delivery of and payment for the U.S.
              ---------------------
Underwritten Securities and the U.S. Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on [July 5], 2001, or at such time on such later date not more than three Business Days after the foregoing date as the U.S. Representatives and the International Representatives shall designate with the agreement of the Company, which date and time may be postponed by agreement among the U.S. Representatives, the International Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the U.S. Securities being called in this U.S. Underwriting Agreement the "Closing
                                                                      -------
Date").  Delivery of the U.S. Securities shall be made to the U.S.
----
Representatives for the respective accounts of the several U.S. Underwriters against payment by the several U.S. Underwriters through the U.S. Representatives of the respective aggregate purchase prices of the U.S. Securities being sold by the Company to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the U.S. Securities shall be made through the facilities of The Depository Trust Company, unless the U.S. Representatives shall otherwise instruct.

          If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the U.S. Option Securities (at the expense of the Company) to the U.S. Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the U.S. Representatives (which shall be within three Business Days after exercise of said option) certificates for the U.S. Option Securities in such names and denominations as the U.S. Representatives shall have requested for the respective accounts of the several U.S. Underwriters not less than one Business Day prior thereto, against payment by the several U.S. Underwriters through the U.S. Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the accounts specified by the Company. If settlement for the U.S. Option Securities occurs after the Closing Date, the Company will deliver to the U.S. Representatives on the settlement date for the U.S. Option Securities, and the obligation of the U.S. Underwriters to purchase the U.S. Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

          It is understood and agreed that the Closing Date shall occur simultaneously with the "Closing Date" under the International Underwriting Agreement, and that the settlement date for the U.S. Option Securities, if any, shall occur simultaneously with the "settlement date" for the International Option Securities under the International Underwriting Agreement.

          4.  Offering by Underwriters.  It is understood that the several U.S.
              -------------------------
Underwriters propose to offer the U.S. Securities for sale to the public as set forth in the U.S. Prospectus.

          5.  Agreements.
              -----------

          (i)  The Company agrees with the several U.S. Underwriters that:

          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectuses or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the U.S. Prospectus is otherwise required under Rule 424(b), the Company will cause the U.S. Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the U.S. Representatives of such timely filing. The Company will promptly advise the U.S. Representatives
     (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the U.S. Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the U.S. Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which either of the Prospectuses as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement either of the Prospectuses to comply with the Act or the rules thereunder, the Company promptly will
     (1) notify the U.S. Representatives of any such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph (i)(a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectuses to you in such quantities as you may reasonably request.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the U.S. Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the U.S. Representatives and counsel for the U.S. Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other U.S. Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an U.S. Underwriter or dealer may be required by the Act, as many copies of each U.S. Preliminary Prospectus and the U.S. Prospectus and any supplement thereto as the U.S. Representatives may reasonably request.

          (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of any state in the United States as the U.S. Representatives may designate, and of any jurisdiction outside the United States as the U.S. Representatives may reasonably designate, and will maintain such qualifications in effect so long as required for the distribution of the U.S. Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

          (f) Except pursuant to the Underwriting Agreements, the Company will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any Common Shares or SDRs or any securities convertible into, or exercisable, or exchangeable for, Common Shares or SDRs; or publicly announce an intention to effect any such transaction (it being understood, for the avoidance of doubt, that announcements made by the Company in relation to the global offering contemplated under the Underwriting Agreements shall not be prohibited by the foregoing), for a period of 180 days after the date of this Agreement, provided, however, that the Company may issue and sell Common Shares pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company that is described in the U.S. Prospectus and in effect at the Execution Time and may file a registration statement on Form S-8 with respect thereto.

          (g) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (h) The Company agrees to pay the costs and expenses relating to the following matters: (1) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, each Prospectus, and each amendment or supplement to any of them; (2) the preparation of the Deposit Agreement, the deposit of the underlying Common Shares under the Deposit Agreement at the request of the Underwriters, the issuance thereunder of SDRs representing such deposited underlying Common Shares, the issuance of the Global SDR evidencing such SDRs and the fees of the Depositary Bank; (3) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, each Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (4) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (5) the printing (or reproduction) and delivery of the Underwriting Agreements, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (6) the registration of the Securities under the Exchange Act and the listing of the Common Shares on the New York Stock Exchange and the listing of the SDRs on the Singapore Exchange; (7) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (8) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (9) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (10) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (11) except as otherwise agreed between the Company and the Depositary Bank, the cost and charges of any transfer agent or registrar; (12) any stamp, issue, registration or documentary taxes and duties arising as a result of the issuance of the Securities, of the sale and delivery of the Securities by the Company to or for the account of the Underwriters, of the sale and delivery of the Securities by the Underwriters to each other and, of the sale and delivery of the Securities by the Underwriters to the initial purchasers thereof in the manner contemplated under the Underwriting Agreements; and (13) all other costs and expenses incident to the performance by the Company of its obligations under the Underwriting Agreements, provided, however, that the
                                                    --------  -------
     foregoing shall not require the Company to assume or accept responsibility for the costs and expenses otherwise agreed in writing to be borne by the Underwriters.

          (ii) Each U.S. Underwriter agrees that (a) it is not purchasing any of the U.S. Securities for the account of anyone other than a United States or Canadian Person, (b) it has not offered or sold, and will not offer or sell, directly or indirectly, any of the U.S. Securities or distribute any U.S. Prospectus to any person outside the United States or Canada, or to anyone other than a United States or Canadian Person, (c) any dealer to whom it may sell any of the U.S. Securities will represent that it is not purchasing for the account of anyone other than a United States or Canadian Person and agree that it will not offer or resell, directly or indirectly, any of the U.S. Securities outside the United States or Canada, or to anyone other than a United States or Canadian Person or to any other dealer who does not so represent and agree, and (d) it has not offered or sold, and will not offer or sell, directly or indirectly, any SDRs representing Common Shares in the United States or Canada, or to any United States or Canadian Person; provided, however, that the foregoing shall not
                           --------  -------
restrict (1) purchases and sales between the International Underwriters on the one hand and the U.S. Underwriters on the other hand pursuant to the Agreement Between U.S. Underwriters and International Underwriters, (2) stabilization transactions contemplated under the Agreement Between U.S. Underwriters and International Underwriters, conducted through Salomon Smith Barney Inc. (or through the U.S. Representatives and International Representatives) as part of the distribution of the Securities that do not involve sales of SDRs by a U.S. Underwriter to any United States or Canadian Person, and (3) sales to or through (or distributions of U.S. Prospectuses or U.S. Preliminary Prospectuses to) United States or Canadian Persons who are investment advisors, or who otherwise exercise investment discretion, and who are purchasing for the account of anyone other than a United States or Canadian Person.

          (iii)  The agreements of the U.S. Underwriters set forth in paragraph
(ii) of this

Section 5 shall terminate upon the earlier of the following events:

          (a) a mutual agreement of the U.S. Representatives and International Representatives to terminate the selling restrictions set forth in paragraph (ii) of this Section 5 and in Section 5(ii) of the International Underwriting Agreement; or

          (b) the expiration of a period of 30 days after the Closing Date, unless (1) the U.S. Representatives shall have given notice to the Company and the International Representatives that the distribution of the U.S. Securities by the U.S. Underwriters has not yet been completed, or (2) the International Representatives shall have given notice to the Company and the U.S. Representatives that the distribution of the International Securities by the International Underwriters has not yet been completed. If such notice by the U.S. Representatives or the International Representatives is given, the agreements set forth in such paragraph (ii) shall survive until the earlier of (A) the event referred to in clause (a) of this subsection (iii) or (B) the expiration of an additional period of 30 days from the date of any such notice.

          6.  Conditions to the Obligations of the U.S. Underwriters.  The
              -------------------------------------------------------
obligations of the U.S. Underwriters to purchase the U.S. Underwritten Securities and the U.S. Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained in this U.S. Underwriting Agreement as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations under this U.S. Underwriting Agreement and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the U.S. Representatives and the International Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of either of the Prospectuses, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectuses, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have requested and caused Cox Hallett Wilkinson, Bermuda counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, substantially in the form set forth in Annex A hereto.

          (c) The Company shall have requested and caused Milbank, Tweed, Hadley & McCloy LLP, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, substantially in the form set forth in Annex B hereto.

          (d) The Company shall have requested and caused Cadwalader, Wickersham & Taft, tax counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, substantially in the form set forth in Annex C hereto.

          (e) The Company shall have requested and caused Allen & Gledhill, Singapore counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, substantially in the form set forth in Annex D hereto.

          (f) The Company shall have requested and caused Lillick & Charles LLP, United States environmental counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, substantially in the form set forth in Annex E hereto.

          (g) Counsel to the Depositary Bank shall have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, substantially in the form set forth in Annex F hereto.

          (h) The Representatives shall have received from Shearman & Sterling, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectuses (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (i) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President or the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectuses, any supplements to the Prospectuses and the Underwriting Agreements and that:

               (i) the representations and warranties of the Company in the Underwriting Agreements are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included in the Prospectuses (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto).

          (j) The Company shall have requested and caused PricewaterhouseCoopers to have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of the Company for the three-month period ended March 31, 2001 and as at March 31, 2001, in accordance with Statement on Auditing Standards No. 71, and stating in effect that:

               (i) in their opinion the audited financial statements and financial statement schedules included in the Registration Statement and the Prospectuses and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission;

               (ii) on the basis of: a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the three-month period ended March 31, 2001, and as at March 31, 2001; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the shareholders and the Board of Directors of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 2000, nothing came to their attention which caused them to believe that:

               (1) any unaudited financial statements included in the Registration Statement and the Prospectuses do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to registration statements on Form F-1; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectuses;

               (2) with respect to the period subsequent to March 31, 2001, there were any changes, at a specified date not more than five days prior to the date of the letter, in the capital stock of the Company or any increase in the long-term debt of the Company and its subsidiaries or decreases in the consolidated net current assets of the Company or shareholders' equity of the Company, as compared with the amounts shown on the March 31, 2001 consolidated balance sheet included in the Registration Statement and the Prospectuses, or, for the period from April 1, 2001 to such specified date there were any decreases, as compared with the corresponding period in the preceding year; in consolidated gross operating revenues, consolidated net operating revenues, operating income, net income before interest expense, taxes, depreciation and amortization, or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

               (3) the information included in the Registration Statement and Prospectuses in response to Form 20-F, Item 3 (Selected Financial
          Data) is not in conformity with the applicable disclosure requirements of Form 20-F; and

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement, including the information set forth under the captions "Summary Financial and Other Data", "Capitalization", "Dilution", "Selected Financial and Other Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Business", "Management", "Relationship with NOL and Certain Transactions" and "Principal Shareholder" in the Prospectuses, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

          References to the Prospectuses in this paragraph (j) include any supplement thereto at the date of the letter.

          (k) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectuses (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (i) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the U.S. Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the U.S. Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectuses (exclusive of any supplement thereto).

          (l) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from NOL and each officer and director of the Company addressed to the Representatives.

          (m) The closing of the purchase of the U.S. Underwritten Securities to be issued and sold by the Company pursuant to the U.S. Underwriting Agreement shall occur concurrently with the closing of the International Underwritten Securities to be issued and sold by the Company pursuant to the International Underwriting Agreement.

          (n) The Common Shares shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such action shall have been provided to the Representatives.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this U.S. Underwriting Agreement and the International Underwriting Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this U.S. Underwriting Agreement shall not be in all material respects reasonably satisfactory in form and substance to the U.S. Representatives and counsel for the Underwriters, this U.S. Underwriting Agreement and all obligations of the U.S. Underwriters under this U.S. Underwriting Agreement may be canceled at, or at any time prior to, the Closing Date by the U.S. Representatives. Notice of such cancelation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

          The documents required to be delivered by this Section 6 shall be delivered at the office of Shearman & Sterling, counsel for the Underwriters, at 6 Battery Road, #25-03, Singapore 049909, on the Closing Date.

          7.  Reimbursement of U.S. Underwriters' Expenses.  If the sale of the
              ---------------------------------------------
U.S. Securities provided for in this U.S. Underwriting Agreement is not consummated because any condition to the obligations of the U.S. Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement in this U.S. Underwriting Agreement or comply with any provision hereof other than by reason of a default by any of the U.S. Underwriters, the Company will reimburse the U.S. Underwriters severally through Salomon Smith Barney Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          8.  Indemnification and Contribution.  (a)  The Company agrees to
              ---------------------------------
indemnify and hold harmless each U.S. Underwriter, the directors, officers, employees and agents of each U.S. Underwriter and each person who controls any U.S. Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any U.S., International or Singapore Preliminary Prospectus or in any of the Prospectuses, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in
                     --------  -------
any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any U.S. Underwriter through the U.S. Representatives specifically for inclusion therein; and provided, further, that with respect to any untrue statement in or
             --------  -------
omission of material fact from any U.S. Preliminary Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any U.S. Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Securities concerned to the extent that any such loss, claim, damage or liability of such U.S. Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final or nonappealable judgment that (w) the Company has previously furnished copies of the U.S. Prospectus to such U.S. Underwriter, (x) delivery of the U.S. Prospectus was required by law to be made to such person,
(y) the untrue statement in or omission of a material fact from the U.S. Preliminary Prospectus was corrected in the U.S. Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the initial sale of such Securities to such person, a copy of the U.S. Prospectus, unless such failure is the result of non-compliance by the Company with Section 5(i)(b) of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) The Company agrees to indemnify and hold harmless each U.S. Underwriter, the directors, officers, employees and agents of each U.S. Underwriter and each person who controls any U.S. Underwriter within the meaning of either the Act or the Exchange Act from and against any and all losses, claims, damages, penalties or liabilities, joint or several, to which they or any of them may become subject (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), insofar as such losses, claims, damages, penalties or liabilities (or actions in respect thereof) (i) arise out of or are based upon the issue, circulation or distribution of the PO Prospectus or the Singapore Prospectus, (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the PO Prospectus or any document or other material prepared by or with the consent of the Company for distribution to potential investors in connection with the Preferential Offering, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, (iii) arise out of any omission to state a new circumstance that has arisen since the PO Prospectus or Singapore Prospectus was registered with the Singapore Registrar of Companies and Businesses and that would have been required to be included in such prospectus by the provisions of the Companies Act, Chapter 50 of Singapore or any other applicable laws or regulations, or (iv) relate to, arise out of, or occur in connection with the Preferential Offering.

          (c) Each U.S. Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the

Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to each U.S. Underwriter, but only with reference to written information relating to such U.S. Underwriter furnished to the Company by or on behalf of such U.S. Underwriter through the U.S. Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any U.S. Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the U.S. Securities and, under the heading "Underwriting": (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids, in any U.S. or International Preliminary Prospectus and the Prospectuses constitute the only information furnished in writing by or on behalf of the several U.S. Underwriters for inclusion in any U.S. or International Preliminary Prospectus or the Prospectuses.

          (d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified
--------  -------
party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought under this U.S. Underwriting Agreement (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          An indemnifying party shall not be liable under this Section 8 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

          (e)  In the event that the indemnity provided in paragraph (a), (b) or
(c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the U.S. Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the
                                                     ------
Company and one or more of the U.S. Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the U.S. Underwriters on the other from the offering of the U.S. Securities; provided, however, that in no case shall any
                                 --------  -------
U.S. Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the U.S. Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such U.S. Underwriter under this U.S. Underwriting Agreement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the U.S. Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the U.S. Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the U.S. Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the U.S. Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the U.S. Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the U.S. Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an U.S. Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an U.S. Underwriter shall have the same rights to contribution as such U.S. Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the

Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

          9.   Default by a U.S. Underwriter.  If any one or more U.S.
               ------------------------------
Underwriters shall fail to purchase and pay for any of the U.S. Securities agreed to be purchased by such U.S. Underwriter or U.S. Underwriters under this U.S. Underwriting Agreement and such failure to purchase shall constitute a default in the performance of its or their obligations under this U.S. Underwriting Agreement, the remaining U.S. Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of U.S. Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of U.S. Securities set forth opposite the names of all the remaining U.S. Underwriters) the U.S. Securities which the defaulting U.S. Underwriter or U.S. Underwriters agreed but failed to purchase; provided,
                                                                --------
however, that in the event that the aggregate amount of Securities which (a) the
-------
defaulting U.S. Underwriter or U.S. Underwriters agreed but failed to purchase and (b) any defaulting International Underwriter or International Underwriters agreed under the International Underwriting Agreement to purchase but failed to purchase, shall in total exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto and Schedule I to the International Underwriting Agreement, the remaining U.S. Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the U.S. Securities, and if such nondefaulting U.S. Underwriters do not purchase all the U.S. Securities, this U.S. Underwriting Agreement will terminate without liability to any nondefaulting U.S. Underwriter or the Company. In the event of a default by any U.S. Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the U.S. Representatives shall determine in order that the required changes in the Registration Statement and the Prospectuses or in any other documents or arrangements may be effected. Nothing contained in this U.S. Underwriting Agreement shall relieve any defaulting U.S. Underwriter of its liability, if any, to the Company and any nondefaulting U.S. Underwriter for damages occasioned by its default under this U.S. Underwriting Agreement.

          10.  Termination.  This U.S. Underwriting Agreement shall be subject
               ------------
to termination in the absolute discretion of the U.S. Representatives, by notice given to the Company prior to delivery of and payment for the U.S. Securities, if at any time prior to such time (i) trading in the Company's Common Shares shall have been suspended by the Commission or the New York Stock Exchange, or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by U.S. Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the U.S. Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the U.S. Prospectus (exclusive of any supplement thereto).

          11.  Representations and Indemnities to Survive.  The respective
               -------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the U.S. Underwriters set forth in or made pursuant to this U.S. Underwriting

Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any U.S. Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the U.S. Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancelation of this U.S. Underwriting Agreement.

          12.  Notices.  All communications under this U.S. Underwriting
               --------
Agreement will be in writing and effective only on receipt, and, if sent to the U.S. Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.: (212) (816-7912) and confirmed to such General Counsel at Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to [FACSIMILE NUMBER] and confirmed to it at , attention of the Legal Department.

          13.  Successors.  This U.S. Underwriting Agreement will inure to the
               -----------
benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation under this U.S. Underwriting Agreement.

          14.  Applicable Law.  This U.S. Underwriting Agreement will be
               ---------------
governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          15.  Jurisdiction.  The Company agrees that any suit, action or
               ------------
proceeding against the Company brought by any U.S. Underwriter, by the directors, officers, employees and agents of any U.S. Underwriter, or by any person who controls any U.S. Underwriter, arising out of or based upon this U.S. Underwriting Agreement or the transactions contemplated hereby may be instituted in any New York Court, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. Notwithstanding the foregoing, any action arising out of or based upon this U.S. Underwriting Agreement may be instituted by any U.S. Underwriter, the directors, officers, employees and agents of any U.S. Underwriter, or by any person who controls any U.S. Underwriter, in any other court of competent jurisdiction, including those in Singapore.

          The provisions of this Section 15 shall survive any termination of this U.S. Underwriting Agreement, in whole or in part.

          16.  Currency.  Each reference in this U.S. Underwriting Agreement to
               --------
U.S. dollars (the "relevant currency") is of the essence.  To the fullest extent
                   -----------------
permitted by law, the obligations of the Company and the U.S. Underwriters in respect of any amount due under this U.S. Underwriting Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment, execution, enforcement or other similar event), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the party required to pay such original amount will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. If, alternatively, the amount in the relevant currency that may be so purchased for any reason exceeds the amount originally due, the party entitled to receive such original amount will return such excess amounts, in the relevant currency, to the Company. Any obligation of the party required to pay such original amount not discharged by such payment will, to the fullest extend permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

          17.  Counterparts.  This U.S. Underwriting Agreement may be signed in
               ------------
one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          18.  Headings.  The section headings used in this U.S. Underwriting
               ---------
Agreement are for convenience only and shall not affect the construction hereof.

          19.  Definitions.  The terms which follow, when used in this U.S.
               ------------
Underwriting Agreement, shall have the meanings indicated.

          "Act" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

          "Commission" shall mean the Securities and Exchange Commission.

          "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

          "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this U.S. Underwriting Agreement is executed and delivered by the parties hereto.

          "International Preliminary Prospectus" shall have the meaning set forth under "U.S. Preliminary Prospectus."

          "International Prospectus" shall mean such form of prospectus relating to the International Securities as first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is made, such form of prospectus included in the Registration Statement at the Effective Date.

          "International Representatives" shall mean the addressees of the International Underwriting Agreement.

          "International Securities" shall mean the International Underwritten Securities and the International Option Securities.

          "International Underwriters" shall mean the several underwriters named in Schedule I to the International Underwriting Agreement.

          "International Underwriting Agreement" shall mean the International Underwriting Agreement dated the date hereof related to the sale of the International Securities by the Company to the International Underwriters.

          "New York Courts" shall mean the U.S. Federal or State courts located in the State of New York, County of New York.

          "Option Securities" shall mean the U.S. Option Securities and the International Option Securities.

          "PO Prospectus" shall mean such form of prospectus for circulation to Eligible NOL Shareholders in Singapore in connection with the Preferential Offering, consisting of a special wrap around the International Prospectus.

          "Preliminary Prospectus" shall mean the U.S. Preliminary Prospectus, the International Preliminary Prospectus and the Singapore Preliminary Prospectus.

          "Prospectuses" and "each Prospectus" shall mean the U.S. Prospectus, the International Prospectus, the Singapore Prospectus and the PO Prospectus.

          "Registration Statement" shall mean the registration statement referred to in Section 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

          "Representatives" shall mean the U.S. Representatives and the International Representatives.

          "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

          "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

          "Securities" shall mean the U.S. Securities and the International Securities.

          "Singapore Exchange" shall mean the Singapore Exchange Securities Trading Limited.

          "Singapore Preliminary Prospectus" shall have the meaning set forth under "U.S. Preliminary Prospectus".

          "Singapore Prospectus" shall mean such form of prospectus for circulation to potential investors in Singapore consisting of a special wrap around the International Prospectus.

          "Underwriter" and "Underwriters" shall mean the U.S. Underwriters and the International Underwriters.

          "Underwriting Agreements" shall mean the U.S. Underwriting Agreement and the International Underwriting Agreement.

          "Underwritten Securities" shall mean the U.S. Underwritten Securities and the International Underwritten Securities.

          "U.S. Preliminary Prospectus", the "International Preliminary Prospectus" and the "Singapore Preliminary Prospectus", respectively, shall mean any preliminary prospectus with respect to the offering of the U.S. Securities and the International Securities, as the case may be, referred to in Section 1(a) above and any preliminary prospectus with respect to the offering of the U.S. Securities and the International Securities, as the case may be, included in the Registration Statement at the Effective Date that omits Rule 430A Information; and the U.S. Preliminary Prospectus, the International Preliminary Prospectus and the Singapore Preliminary Prospectus are hereinafter collectively called the "Preliminary Prospectuses".

          "U.S. Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

          "U.S. Representatives" shall mean the addressees of the U.S. Underwriting Agreement.

          "U.S. Securities" shall mean the U.S. Underwritten Securities and the U.S. Option Securities.

          "U.S. Underwriting Agreement" shall mean this agreement relating to the sale of the U.S. Securities by the Company to the U.S. Underwriters.

          "U.S. Underwriters" shall mean the several underwriters named in
     Schedule I to the U.S. Underwriting Agreement.

          "United States or Canadian Person" shall mean any person who is a national or resident of the United States or Canada, any corporation, partnership, or other entity created or organized in or under the laws of the United States or Canada or of any political subdivision thereof, or any estate or trust the income of which is subject to United States or Canadian Federal income taxation, regardless of its source (other than any non-United States or non-Canadian branch of any United States or Canadian Person), and shall include any United States or Canadian branch of a person other than a United States or Canadian Person. "U.S." or "United States" shall mean the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several U.S. Underwriters.

                              Very truly yours,

                              American Eagle Tankers Inc. Limited

                              By: ____________________________
                              Name:
                              Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney Inc.

By: ____________________________
Name:
Title:

For itself and the other
several U.S. Underwriters named in
Schedule I to the foregoing Agreement.

                                  SCHEDULE I
                                  ----------

                                    NUMBER OF UNDERWRITTEN
                                    ----------------------
                                    Securities to be
                                    ----------------
U.S. Underwriters                   PURCHASED
-----------------                   ---------

Salomon Smith Barney Inc.
ABN AMRO Rothschild LLC
Morgan Stanley & Co. Incorporated


                                     ____________
     Total . . . . . . . . .
                                     ============

[Form of Lock-Up Agreement]                                            EXHIBIT A

                 [Letterhead of Neptune Orient Lines Limited, or officer or director of American Eagle Tankers Inc. Limited]

                      American Eagle Tankers Inc. Limited
                      -----------------------------------
                       Public Offering of Common Shares
                       --------------------------------

                                                                June      , 2001

Salomon Smith Barney Inc.
Salomon Brothers International Limited
ABN AMRO Rothschild LLC
ABN AMRO Rothschild
Morgan Stanley & Co. Incorporated
Morgan Stanley & Co. International Limited
 As Representatives of the several U.S. Underwriters and International Underwriters,

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

          This letter is being delivered to you in connection with the proposed U.S. Underwriting Agreement and International Underwriting Agreement (the "Underwriting Agreements"), between American Eagle Tankers Inc. Limited, a
 -----------------------
company organized under the laws of Bermuda (the "Company"), and each of you as
                                                  -------
representatives of a group of U.S. Underwriters and International Underwriters named therein, relating to an underwritten public offering of Common Shares, $1.00 par value per share (the "Common Shares"), of the Company.
                                -------------

          In order to induce you and the other U.S. Underwriters and International Underwriters to enter into the Underwriting Agreements, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., for a period of 180 days after the date of the Underwriting Agreements, offer, sell, contract to sell, pledge or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction (it being understood, for the avoidance of doubt, that announcements made by the Company or Neptune Orient Lines Limited in relation to the global offering contemplated under the Underwriting Agreements shall not be prohibited by the foregoing), other than Common Shares disposed of as bona fide gifts approved by Salomon Smith Barney Inc.

          If for any reason the Underwriting Agreements shall be terminated prior to the Closing Date (as defined in the Underwriting Agreements), the agreement set forth above shall likewise be terminated.

                              Yours very truly,

                              [Signature]

                              [Name and address]

                                                                       EXHIBIT B

                              List of Subsidiaries
                              --------------------

1.  Trilith Shipping Pte Ltd
2.  Trilithon Shipping Pte Ltd
3.  Crystal Shipowning Co. Pte Ltd

                                                                         Annex A
                                                                         -------

                    Form of Opinion of Cox Hallett Wilkinson
                    ----------------------------------------

          The Company shall have requested and caused Cox Hallett Wilkinson, Bermuda counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

          (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Bermuda, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectuses, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification;

          (ii) the Company's authorized, issued and outstanding equity capitalization is as set forth in the Prospectuses; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectuses; the outstanding Common Shares have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold under the Underwriting Agreements by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the U.S. Underwriters pursuant to the U.S. Underwriting Agreement and by the International Underwriters pursuant to the International Underwriting Agreement, will be fully paid and nonassessable; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectuses, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

          (iii) the holders of outstanding shares of capital stock of the Company are not entitled to statutory preemptive or, to such counsel's knowledge, other similar contractual rights to subscribe for the Securities;

          (iv) the Securities are freely transferable by the Company to or for the account of the several Underwriters and their designees and the initial purchasers thereof and, except as forth in the Prospectuses, there are no restrictions on subsequent transfers of the Securities under the laws of Bermuda;

          (v) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectuses;

          (vi) the descriptions contained in the Prospectuses under the headings "Dividend Policy", "Description of Capital Stock", "Taxation-- Bermuda Tax

     Considerations" and "Service of Process and Enforcement of Civil Liabilities" constitute fair summaries of those statutes and regulations discussed therein applicable to the offering of the Securities;

          (vii) the Underwriting Agreements and the Deposit Agreement have been duly authorized, executed and delivered by the Company;

          (viii) no consent, approval, authorization, filing with or order of any court or governmental agency or body in Bermuda is required in connection with the transactions contemplated in the Underwriting Agreements or the Deposit Agreement, except such as have been obtained under the Exchange Control Act of 1972 from the Bermuda Monetary Authority in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in the Underwriting Agreements, the Deposit Agreement and in the Prospectuses and such other approvals (specified in such opinion) as have been obtained;

          (ix) no stamp or other issuance or transfer taxes or duties are payable to the Bermuda government or any political subdivision or taxing authority thereof or therein by or on behalf of the Underwriters in connection with (A) the execution and delivery of the Underwriting Agreements, (B) the issuance of the Securities in the manner contemplated in the Underwriting Agreements, (C) the deposit of the underlying Common Shares with the Depositary Bank against issuance of the Global SDR evidencing the SDRs to be sold to the International Underwriters, (D) the sale and delivery by the Company of the Common Shares or the SDRs, as the case may be, as contemplated in the Underwriting Agreements or (E) the resale and delivery of such Common Shares and SDRs by the Underwriters in the manner contemplated in the Prospectuses.

          (x) under current Bermuda laws and regulations, all dividends and other distributions declared and payable on the Common Shares may be paid by the Company to the holders of Common Shares and to the Depositary Bank, as the case may be, in U.S. dollars and all such dividends and other distributions made to holders of the Common Shares or SDRs who are non-residents of Bermuda will not be subject to Bermuda income, withholding or other taxes under the laws and regulations of Bermuda and are otherwise free and clear of any other tax, duty, withholding or deduction in Bermuda and without the necessity of obtaining any government authorization in Bermuda;

          (xi) it is not necessary, in order to ensure the legality, validity, enforceability or admissibility in evidence of the Underwriting Agreements or the Deposit Agreement that they be filed or recorded with any governmental or other regulatory authorities in Bermuda or that any Bermuda stamp duty be paid on them;

          (xii) neither the issue and sale of the Securities, nor the consummation of any other of the transactions contemplated in the Underwriting Agreements or the Deposit Agreement, nor the fulfillment of the terms of the Underwriting Agreements or the Deposit Agreement, will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, (i) the Memorandum of Association or bye-laws of the Company or its subsidiaries, or (ii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties;

          (xiii) the choice of New York law as the governing law of the Underwriting Agreements and the choice of Singapore law as the governing law of the Deposit Agreement is a valid choice of law and will be recognized and given effect to by the Bermuda courts;

          (xiv) the submission by the Company to the jurisdiction of the New York Courts in the Underwriting Agreements is valid and binding on the Company under the laws of Bermuda and irrevocable and we are not aware of any reason that the Bermuda Courts would not give effect to such submission; the submission by the Company to the jurisdiction of the Singapore Courts in the Deposit Agreement is valid and binding on the Company under the laws of Bermuda and irrevocable and we are not aware of any reason that the Bermuda Courts would not give effect to such submission;

          (xv) no Underwriter will be deemed resident, domiciled, carrying on business or subject to taxation in Bermuda solely by reason of the execution, delivery, consummation or enforcement of the Underwriting Agreements or any other document to be furnished thereunder and no holder of the Securities will be deemed to be resident or domiciled in Bermuda solely by reason of holding such Securities;

          (xvi) a judgment granted by a New York Court or Singapore Court against the Company will be enforced by the courts of Bermuda without a retrial on the merits of the case; and

          (xvii) neither the Company nor any of its subsidiaries nor any of its or their properties or assets has any immunity from suit, execution, attachment or legal process in any proceedings taken in Bermuda in relation to the Underwriting Agreements or the Deposit Agreement.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than Bermuda, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Reference to the Prospectuses in this opinion include any supplements thereto at the Closing Date.

                                                                         Annex B
                                                                         -------

             Form of Opinion of Milbank, Tweed, Hadley & McCloy LLP
             ------------------------------------------------------

          The Company shall have requested and caused Milbank, Tweed, Hadley & McCloy LLP, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

          (i) the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in the United States which requires such qualification, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectuses;

          (ii) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectuses, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectuses, or to be filed as an exhibit thereto, which is not described or filed as required;

          (iii) the description contained in the Prospectuses under the heading "Shares Eligible for Future Sale" constitute accurate and fair summaries of the provisions of Federal laws of the United States or the laws of the State of New York discussed therein; and the statements in the Prospectuses under the headings "Management--Share Option Plan", "Relationship with NOL and Certain Transactions--Continuing Arrangements and Agreements" and "Relationship with NOL and Certain Transactions--Certain Related Party Transactions", insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings;

          (iv) the Registration Statement has become effective under the Act; any required filing of the Prospectuses, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened; and the Registration Statement and each of the Prospectuses (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

          (v) such counsel has no reason to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses as of the date thereof and on the Closing Date included or include any untrue statement of a material fact or omitted or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion); and such counsel does not know of any contract or other document of a character required to be filed as an exhibit to the Registration Statement that is not so filed;

          (vi) the Underwriting Agreements have been duly executed and delivered by the Company under the laws of the State of New York;

          (vii) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectuses, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended;

          (viii) no consent, approval, authorization, filing with or order of any U.S. federal or New York State court or governmental agency or body is required in connection with the transactions contemplated in the Underwriting Agreements or the Deposit Agreement, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in the Underwriting Agreements, the Deposit Agreement and in the Prospectuses and such other approvals (specified in such opinion) as have been obtained;

          (ix) neither the issue and sale of the Securities, nor the consummation of any other of the transactions contemplated in the Underwriting Agreements or the Deposit Agreement, nor the fulfillment of the terms of the Underwriting Agreements or the Deposit Agreement, will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, (i) the terms of the agreements and other documents governed by New York State law or English law listed in Schedule ( ) attached hereto to which the Company or its subsidiaries is a party or bound or to which its or their property is subject, or (ii) any U.S. federal or New York State statute, law, rule, regulation, judgment, order or decree applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties;

          (x) the Common Shares being sold under the Underwriting Agreements by the Company are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange;

          (xi) under the law of the State of New York relating to submission to jurisdiction, the Company has validly submitted to the jurisdiction of the New York Courts in any suit, action or proceeding arising out of or based on the Underwriting Agreements and the choice of New York law as the governing law of the Underwriting Agreements will be recognized by the New York Courts; and

          (xii) assuming the accuracy of the representations and warranties and compliance with the agreements contained in the Underwriting Agreements, no registration of the Global SDR or SDRs under the Act is required for the sale of the SDRs by the Company to the International Underwriters and the offer and resale by the International Underwriters of the SDRs in the manner contemplated by the International Underwriting Agreement.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Reference to the Prospectuses in this opinion include any supplements thereto at the Closing Date.

                                                                         Annex C
                                                                         -------

                Form of Opinion of Cadwalader, Wickersham & Taft
                ------------------------------------------------

          The Company shall have requested and caused Cadwalader, Wickersham & Taft, tax counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

          (i) the descriptions contained in the Prospectuses under the headings "Risk Factors--Our income from shipping operations to or from the United States may become subject to U.S. tax under proposed regulations", "Risk Factors--Our income from lightering operations in the U.S. Gulf may become subject to U.S. tax", "Management's Discussion and Analysis of Financial Condition and Results of Operations--General--Taxation", "Taxation--U.S. Tax Considerations" and "Taxation--Taxation Outside of Bermuda and the United States" constitute accurate and fair summaries of the provisions of Federal laws of the United States or the laws of the State of New York discussed therein; and the statements in the Prospectuses under such headings, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings; and

          (ii) the discussion contained in the Prospectuses under the heading "Taxation--U.S. Tax Considerations" constitutes the opinion of Cadwalader, Wickersham & Taft as to the U.S. Federal income tax treatment of the Company and the U.S. Federal income tax consequences to U.S. and non-U.S. shareholders of the ownership of the Company's common shares under current provisions of the Internal Revenue Code of 1986, legislative history, Treasury regulations, administrative rulings and court decisions thereunder.

In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Reference to the Prospectuses in this opinion include any supplements thereto at the Closing Date.

                                                                         Annex D
                                                                         -------

                      Form of Opinion of Allen & Gledhill
                      -----------------------------------

          The Company shall have requested and caused Allen & Gledhill, Singapore counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

          (i) each of Trilith Shipping Pte Ltd, Trilithon Shipping Pte Ltd and Crystal Shipowning Co. Pte Ltd (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of Singapore, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectuses, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification;

          (ii) all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectuses, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

          (iii) the Deposit Agreement has been duly authorized, executed and delivered by the Company under the laws of Singapore and, assuming due authorization, execution and delivery thereof by the Depositary Bank, the Deposit Agreement constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms;

          (iv) upon issuance by the Depositary Bank of SDRs evidenced by the Global SDR against deposit of the underlying Common Shares in accordance with the provisions of the Deposit Agreement, such SDRs will be duly and validly issued and the persons who are reflected in the Global SDR as the holders of the SDRs will be entitled to the rights specified in the Global SDR and in the Deposit Agreement; and upon the sale and delivery to the International Underwriters of the International Securities, and payment therefor pursuant to the International Underwriting Agreement, the International Underwriters will acquire good, marketable and valid title to such International Securities subject to the terms of the Deposit Agreement, free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind. Except as disclosed in the International Prospectus, there are no limitations on the rights of any holder of the SDRs to hold or vote the underlying Common Shares other than those arising in favor of persons purchasing through the International Underwriters;

          (v) the descriptions contained in the Prospectuses under the headings

     "Description of Singapore Depositary Receipts" and "Taxation--Singapore Tax Considerations" constitute fair summaries of those statutes and regulations discussed therein; the SDRs and the Global SDR in respect thereof conform in all material respects to the description thereof contained in the Prospectuses insofar as such statements purport to summarize certain provisions of the Deposit Agreement;

          (vi) no consent, approval, authorization, filing with or order of any court or governmental agency or body in Singapore is required in connection with the transactions contemplated in the Underwriting Agreements or the Deposit Agreement, except such as have been obtained under the Companies Act, Chapter 50 of Singapore in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in the Underwriting Agreements, the Deposit Agreement and in the Prospectuses and such other approvals (specified in such opinion) as have been obtained;

          (vii) neither the issue and sale of the Securities, nor the consummation of any other of the transactions contemplated in the Underwriting Agreements or the Deposit Agreement, nor the fulfillment of the terms of the Underwriting Agreements or the Deposit Agreement, will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Subsidiaries pursuant to, (i) the Memorandum of Association or bye-laws of the Subsidiaries, (ii) the terms of the agreements and other documents governed by Singapore law listed in Schedule ( ) attached hereto to which the Company or its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority in Singapore having jurisdiction over the Subsidiaries or any of their properties;

          (viii) the SDRs being sold under the International Underwriting Agreement by the Company are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the Singapore Exchange;

          (ix) neither the Company nor any of its subsidiaries nor any of its or their properties or assets has any immunity from suit, execution, attachment or legal process in any proceedings taken in Singapore in relation to the Underwriting Agreements or the Deposit Agreement;

          (x) the Singapore Prospectus and PO Prospectus comply as to form in all material respects with the applicable requirements of the Companies Act, Chapter 50 of Singapore and the rules thereunder;

          (xi) the Singapore Prospectus and PO Prospectus, and all other requisite documentation accompanying the same, have been duly registered and lodged with the Singapore Registrar of Companies and Businesses; and

          (xii) such counsel has no reason to believe that on the Singapore Prospectus or the PO Prospectus as of the date thereof and on the Closing Date included or include any untrue statement of a material fact or omitted or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion).

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than Singapore, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Reference to the Prospectuses in this opinion include any supplements thereto at the Closing Date.

                                                                         Annex E
                                                                         -------

                    Form of Opinion of Lillick & Charles LLP
                    ----------------------------------------

          The Company shall have requested and caused Lillick & Charles LLP, United States environmental counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that the statements relating to United States environmental law in the Prospectuses under the heading "Regulation" constitute accurate and fair summaries of the provisions of federal or state laws of the United States discussed therein.

                                                                         Annex F
                                                                         -------

                  Form of Opinion of Depositary Bank's Counsel
                  --------------------------------------------

          The Depositary Bank shall have requested and caused its counsel to have furnished to the Representatives its opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

          (i) the Deposit Agreement has been duly authorized, executed and delivered by the Depositary Bank and constitutes a legal, valid and binding instrument enforceable against the Depositary Bank in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect); the statements in the Prospectuses under the headings "Description of Singapore Depositary Receipts" and "Annex D: Registration, Dealing and Settlement Procedures for Secondary Trading of Singapore Depositary Receipts", insofar as such statements purport to describe the Depositary Bank and summarize certain provisions of the Deposit Agreement, the SDRs and the Global SDR, are fair and accurate;

          (ii) the Depositary Bank has full power and authority and legal right to execute and deliver the Deposit Agreement and to perform its obligations thereunder; and

          (iii) the Global SDR and the SDRs evidenced thereby are in valid and sufficient form and, when issued under the Deposit Agreement, the SDRs will entitle the holders thereof to the rights specified therein and in the Deposit Agreement.